Filed pursuant to Rule 497(c)
                                                   of the Securities Act of 1933


                        THE PANAGORA INSTITUTIONAL FUNDS
                                 P. O. Box 1537
                        Boston, Massachusetts 02205-1537


PROSPECTUS                                                       OCTOBER 1, 1996

         The PanAgora Institutional Funds (the "Trust") is a diversified open-end management investment company that currently consists of two investment series (the "Funds"). PanAgora Asset Management, Inc. (the "Adviser" or "PanAgora") serves as investment adviser to the Funds. Funds Distributor, Inc. serves as the Trust's distributor.


         Each Fund has a different investment objective which is described in detail in this Prospectus and in the Statement of Additional Information of the Trust. The following descriptions summarize the investment objectives of the
Funds:

         PANAGORA ASSET ALLOCATION FUND. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund attempts to achieve its objective by actively allocating assets among U.S. equity securities, investment grade fixed-income securities, cash and cash equivalents based on the Adviser's proprietary asset allocation disciplines. When the Adviser determines that domestic capital markets are fairly priced relative to each other and relative to corresponding risks, the Fund will invest approximately 70% of its assets in equity securities, 25% in fixed-income securities and 5% in cash and cash equivalents. However, as market conditions warrant, the Adviser typically allocates the Fund's assets among asset classes without regard to the stated percentages.


         PANAGORA INTERNATIONAL EQUITY FUND. The Fund's primary investment objective is to maximize total return, consisting primarily of capital appreciation. Current income is a secondary objective. The Fund attempts to achieve its objectives by actively allocating assets among international equity markets based on the Adviser's proprietary asset allocation disciplines. When the Adviser determines that international equity markets are fairly priced relative to each other, the Fund's investments in international equity markets will be generally weighted in accordance with the Morgan Stanley Capital International-Europe Australia Far East GDP Index.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.









                                TABLE OF CONTENTS

                                                                         PAGE

Investor Summary...........................................................1
Expense Information........................................................3
Financial Highlights.......................................................5
Investment Objectives and Policies.........................................6
Description of Securities and Investment Techniques
 and Related Risks.........................................................9
Additional Investment Information.........................................16
Management of the Trust...................................................18
Purchase of Shares........................................................20
Redemption of Shares......................................................21
Net Asset Value...........................................................22
Dividends, Distributions and Taxes........................................23
Organization and Shares of the Trust......................................24
Performance Information...................................................25


                  This Prospectus provides information about the Trust and each Fund that investors should know before investing in the Trust. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated October 1, 1996, as amended or supplemented from time to time, is available upon request without charge by calling 1-800-423-6041. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Shares of the Funds are not available in all states. Please call the phone number listed above to determine availability in a particular state.







INVESTOR SUMMARY

         The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

THE PANAGORA INSTITUTIONAL FUNDS


         The Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consists of two separately managed investment series, the PanAgora Asset Allocation Fund and the PanAgora International Equity Fund (together , the "Funds"). The Funds commenced investment operations on June 1, 1993.


INVESTOR PROFILE

         Primarily designed for institutional investors seeking to maximize total return, the Funds are particularly suitable for the investment of funds held by educational, religious and charitable organizations, banks and trust companies acting in a fiduciary, advisory, agency, custodial or other similar capacity as well as corporations, employee benefit plans, insurance companies, investment counselors, municipalities, investment bankers and brokers and other fiduciaries. Accordingly, purchases of shares are subject to certain minimum investment requirements. See "Purchase of Shares", below.

INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of the PanAgora Asset Allocation Fund is to maximize total return, consisting of capital appreciation and current income. In order to achieve its investment objective, the Fund actively allocates its assets among U.S. equity securities, investment grade fixed-income securities, cash and cash equivalents.

         The PanAgora International Equity Fund's investment objective is to maximize total return, consisting primarily of capital appreciation. Current income is a secondary objective. In order to achieve its investment objective, the Fund actively allocates its assets among international equity markets. When the Adviser determines that international equity markets are fairly priced relative to each other, the Fund's investments in international equity markets will be generally weighted in accordance with the Morgan Stanley Capital International-Europe Australia Far East GDP Index ("MSCI-EAFE GDP Index").

         Both of the Funds' assets are actively allocated among asset classes and markets in accordance with their respective investment objective and policies by the Adviser, utilizing its proprietary asset allocation disciplines. Underlying the Adviser's proprietary asset allocation disciplines is the belief that investment opportunities (i.e., return) are primarily derived from asset class and market selections. Investment opportunities arising from individual security selection, while important, are viewed as secondary to opportunities arising from asset class and market selections. For more complete information on both Funds' investment objective and policies, including the Adviser's proprietary asset allocation disciplines, see "Investment Objectives and Policies."



                                       1





MANAGEMENT


         PanAgora Asset Management, Inc. serves as investment adviser to both of the Funds and is paid an advisory fee at an annual rate of 0.60% of the PanAgora Asset Allocation Fund's average daily net assets and 0.80% of the PanAgora International Equity Fund's average daily net assets. The advisory fee paid by the PanAgora International Equity Fund is higher than the advisory fee paid by most investment companies but is not higher than the fees paid by many funds investing primarily in a portfolio of international equity securities. Funds Distributor, Inc. serves as distributor of the shares of each of the Funds. Investors Bank & Trust Company serves as the Funds' Administrator, Transfer Agent and Custodian. See "Management of the Trust."


PURCHASING SHARES

         The minimum initial purchase for each Fund is $100,000 and the minimum additional investment is $2,500. The Funds do not impose any sales charge or redemption fees, nor do they bear any fees pursuant to a plan of distribution under Rule 12b-1. The public offering price of shares of each Fund is the net asset value per share next determined after receipt and acceptance of the purchase order by the Transfer Agent in proper form. See "Purchase of Shares."

REDEEMING SHARES

         Fund shares may be redeemed at the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in proper form. See "Redemption of Shares."

DIVIDENDS AND REINVESTMENT


         Both Funds intend to pay dividends from net investment income, if any, at least annually. Both Funds will make distributions of any net short and long-term capital gains annually. Additional distributions may be made if necessary for a Fund to avoid federal income or excise taxes. Any dividends and distribution payments will be reinvested, at net asset value, in additional full and fractional shares of a Fund unless the shareholder notifies the Transfer Agent in writing requesting payments in cash. See "Dividends, Distributions and Taxes."


RISK FACTORS

         Neither Fund constitutes a complete investment program. In addition, there can, of course, be no assurance that a Fund will achieve its investment objectives. All investments involve risks; however, investors should be aware of the following general observations. The market value of the fixed-income securities in which the PanAgora Asset Allocation Fund may invest will vary inversely in response to changes in prevailing interest rates. The foreign securities in which the PanAgora International Equity Fund may invest, including the foreign securities of issuers located in developing countries, may be subject to certain risks in addition to those inherent in U.S. investments. The Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase and reverse repurchase agreements, lending portfolio securities, purchasing and selling options, entering into futures contracts and related options and engaging in certain currency hedging techniques. Finally, in the event a Fund has a high rate of portfolio turnover, the Fund will incur correspondingly higher transaction costs. These risks are fully described under "Description of Securities and Investment Techniques and Related Risks" and "Additional Investment Information."

                                       2


                               EXPENSE INFORMATION

                                                                                             PANAGORA
                                                                  PANAGORA                    INTER-
                                                                    ASSET                    NATIONAL
                                                                 ALLOCATION                 EQUITY FUND
                                                                    FUND

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge Imposed on  Purchases.......               None                       None
    Maximum Sales Charge Imposed on  Reinvested Dividends           None                       None
    Deferred Sales Charge Imposed on  Redemptions..............     None                       None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
     Advisory Fees (after expense limitation)*................      0.00%                      0.00%
     Other  Expenses (after expense limitation)*..............      0.90%                      1.10%
     Rule 12b-1 Fees .......................................        None                       None
                                                                    ----                       ----

Total Fund Operating  Expenses*..............................       0.90%                      1.10%
-------------------------
 * The Advisory Fees, Other Expenses and Total Fund Operating  Expenses shown in the table for each Fund reflect an expense  limitation  currently in effect. The
Adviser has voluntarily agreed to waive all or a portion of its advisory fee and to limit the  expenses of each Fund to the extent  necessary to limit Total Fund
Operating  Expenses of each Fund, on an annualized  basis, as follows:  0.90% of the average daily net assets of the PanAgora Asset Allocation Fund; and 1.10% of the average  daily net assets of the PanAgora  International  Equity Fund.  This voluntary  agreement  may be  terminated  or modified by the Adviser in its sole discretion at any time.  The purpose of this policy is to enhance a Fund's total return during the period when,  because of its smaller size, fixed expenses have a more  significant  impact  on total  return.  In the  absence  of the  expense limitation,  Advisory Fees for the PanAgora Asset  Allocation  Fund and PanAgora
International Equity Fund would have been 0.60% and 0.80%,  respectively,  Other
Expenses  would  have been  1.61%,  and  1.37%,   respectively,  and Total  Fund
Operating  Expenses  would have been 2.21%,  and 2.17% ,  respectively,  for the fiscal year ended May 31, 1996.

HYPOTHETICAL EXPENSE EXAMPLE:

Investors would pay the following expenses on a $1,000 investment assuming a 5% total annual return and redemption at the end of each time period:

                                         1 YEAR     3 YEARS    5 YEARS  10 YEARS

PanAgora Asset Allocation Fund           $ 9        $29        $50      $111

PanAgora International Equity Fund       $11        $35        $61      $134



         The purpose of the table and hypothetical expense example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in a Fund will bear. The costs and expenses included in the table and hypothetical example are based on fees and expenses incurred during the fiscal year ending May 31, 1996 . The hypothetical expense example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same each year.


                                       3

         THE HYPOTHETICAL EXPENSE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE FUND EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

         For further information regarding advisory and administration fees, and other expenses of the Funds, see "Management of the Trust".



                                       4



                              FINANCIAL HIGHLIGHTS


         The following selected financial highlights are derived from the Trust's audited financial statements included in the Trust's Annual Report to Shareholders. The financial statements and report of Coopers & Lybrand L.L.P., independent accountants, included in the Annual Report to Shareholders for the Trust's fiscal year ended May 31, 1996 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report, which contains additional unaudited performance information, is available without charge and upon request by calling 1-800-423-6041.


         For a portfolio share outstanding throughout each period:


                                                                                                           PANAGORA
                                              PANAGORA ASSET                                             INTERNATIONAL
                                             ALLOCATION FUND                                             EQUITY FUND
                                             ---------------                                             -------------
                                        YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       MAY 31, 1996   MAY 31, 1995    MAY 31, 1994*    MAY 31, 1996     MAY 31, 1995   MAY 31, 1994*
Operating Performance:
Net asset value, beginning of  period    $11.26         $10.01           $10.00           $10.62           $10.75           $10.00
                                         ------         ------           ------           ------           ------           ------
Income from Investment Operations:
  Net investment  income+............      0.28           0.22             0.14            (0.01)            0.33             0.11
  Net realized and unrealized gain
   on  investments++.................      1.97           1.18             0.02             0.81             0.19             0.89
                                           ----           ----             ----             ----             ----             ----

  Total from investment operations         2.25           1.40             0.16             0.80             0.52             1.00
                                           ----           ----             ----             ----             ----             ----
Distributions:
    Distributions from net investment
    income                                (0.27)         (0.15)           (0.10)             -              (0.13)           (0.03)
     Distributions in excess of net
      investment income                     -              -                 -             (0.20)           (0.06)           (0.22)
     Distributions from capital gains..   (1.00)           -              (0.05)             -              (0.27)              -
     Distributions in excess of capital
      gains                                 -              -                 -               -              (0.19)              -
                                          -----          -----            ------           -----           ------             -----
     Total from investment operations     (1.27)         (0.15)           (0.15)           (0.20)           (0.65)           (0.25)
                                          -----          -----            -----            -----            -----            -----
Net asset value, end of period.........  $12.24         $11.26           $10.01           $11.22           $10.62           $10.75
                                         ======         ======           ======           ======           ======           ======

Total return+++........................   21.05%         14.13%            1.63%            7.62%            5.09%           10.12%
                                          =====          =====             ====             ====             ====            =====
Ratios/supplemental data:
     Net assets, end of period (in 000's) $9,939         $7,289           $2,871          $22,168          $17,960          $14,955
   Ratio of operating expenses to
       average net assets++++..........    0.90%          0.90%            0.90%            1.10%            1.10%            1.10%
     Ratio of net investment income
       to average net assets...........    2.41%          2.46%            2.08%            1.24%            1.39%            0.93%
Portfolio turnover  rate...............      59%            77%              50%              67%             218%             160%
____________________________
      *      The Funds commenced operations on June 1, 1993.

      + Net investment income (loss) per share before giving effect to expense limitation arrangement by investment adviser was $0.13, $0.03 and ($0.39) for the PanAgora Asset Allocation Fund and
             ($0.11),  ($0.08) and ($0.05) for the PanAgora International Equity
             Fund for the years  ended May 31,  1996,  May 31,  1995 and May 31,
             1994, respectively.

     ++ The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

    +++ Total return represents aggregate total return for the period indicated, based on the market value for the periods indicated.

   ++++ Annualized expense ratio before giving effect to expense limitation arrangement by investment adviser was 2.21%, 3.07% and 8.96% for the PanAgora Asset Allocation Fund and 2.17%, 2.85% and 2.42% for the PanAgora International Equity Fund for the years ended May 31,
             1996, May 31, 1995 and May 31, 1994, respectively.




                                       5




INVESTMENT OBJECTIVES AND POLICIES


         The  Adviser's   proprietary  asset  allocation   disciplines  and  the
investment objectives of both Funds together with the policies employed to achieve these objectives are described below. Neither Fund alone constitutes a complete investment program. There can, of course, be no assurance that a Fund will achieve its investment objective.

THE ADVISER'S ASSET ALLOCATION DISCIPLINES

         Both of the Funds rely exclusively on the Adviser's proprietary asset allocation disciplines to actively allocate assets among various asset classes (e.g., equity, fixed-income) and markets (e.g., U.S. or international) in accordance with the Fund's stated investment objective and policies. Underlying the Adviser's asset allocation disciplines is the belief that investment opportunities, (i.e., return) are primarily derived from asset class and market opportunities. Investment opportunities arising from individual security selection, while important, are viewed as secondary to opportunities arising from asset class and market selections. Since 1982, the Adviser and/or its investment management professionals have developed and continue to develop valuation techniques designed to evaluate worldwide asset classes and markets.


         In implementing the disciplines, the Adviser establishes percentage guidelines (the "Guidelines") that indicate the optimal allocation of a Fund's portfolio securities among the asset classes and markets in which the Fund may invest. The Guidelines reflect the Adviser's analysis of the potential investment returns to be derived from each asset class or market. In evaluating potential investment returns, the Adviser considers factors such as economic conditions, monetary policy, asset class or market valuation as reflected by established market indices, and competitive returns available in alternative asset classes or markets.

         The Adviser periodically reformulates the Guidelines in order to achieve each Fund's investment objective on an ongoing basis. The asset allocation disciplines employed by the Adviser dictate that shifts among asset classes and markets should be frequent (at least monthly), but relatively modest (a few percentage points). Under normal market conditions, the correlation between the Guidelines and the allocation of a Fund's investments among asset classes and markets will be relatively close. Under certain market conditions, however, the allocation of a Fund's investments may not approximate the Guidelines. For instance, if the Guidelines are adjusted substantially, it may not be feasible for the Adviser to purchase or sell sufficient amounts of different types of securities, under terms and conditions deemed by the Adviser to be beneficial to the Fund, to conform the Fund's portfolio immediately to the adjusted Guidelines. This reallocation process may take several days.

         The Adviser's investment of assets within an asset class or market utilizes more traditional analysis, focusing on such components as value and growth potential, diversification and trading liquidity. Although individual securities purchased by a Fund will generally be included in the underlying indices used to formulate the Guidelines, the Funds may purchase securities not included in such indices when deemed appropriate by the Adviser. A more detailed discussion of each Fund's individual security selection process is included in the section describing the investment objectives and policies of each Fund.



                                       6




PANAGORA ASSET ALLOCATION FUND

         The PanAgora Asset Allocation Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund attempts to achieve its objective by actively allocating assets among U.S. equity securities, investment grade fixed-income securities and cash and cash equivalents based on the Adviser's proprietary asset allocation disciplines. When the Adviser determines that domestic capital markets are fairly priced relative to each other and relative to corresponding risks, the Fund will invest approximately 70% of its assets in equity securities, 25% in investment grade fixed-income securities and 5% in cash and cash equivalents. However, as market conditions warrant, the Adviser typically allocates the Fund's assets among asset classes without regard to the stated percentages.


         Equity securities in which the PanAgora Asset Allocation Fund may invest consist of common stocks of U.S. companies and preferred stocks, debt instruments convertible into common stocks and securities having common stock characteristics (such as warrants and rights to purchase common stock) of such companies. In selecting equity securities for the Fund, the Adviser gives important consideration to diversification and trading liquidity. The Adviser attempts to select equity securities which, as a portfolio, have investment characteristics, such as industry representation, dividend yield and capitalization, and investment performance similar to the stocks in the Standard & Poor's 500 Stock Index ("S&P 500"). The Adviser expects that the Fund will hold 50 or more larger capitalization stocks, most of which are traded on the New York Stock Exchange (the "NYSE"). The Fund's holdings may include securities of foreign issuers traded on the NYSE (excluding American Depository Receipts, "ADRs"). In selecting equity securities, the Adviser also gives consideration to the value and growth potential of such securities. The Fund may also invest in securities of closed-end investment companies.

         Fixed-income securities in which the PanAgora Asset Allocation Fund may invest consist of all types of debt securities such as bonds, debentures, notes and stocks, such as preferred stocks. The Fund invests in highly liquid investment-grade securities issued by the U.S. government, its agencies and instrumentalities and by major U.S. corporations. The Fund's investments in fixed-income securities may also include mortgage-backed and mortgage-related securities issued by the U.S. government, its agencies and instrumentalities and private issuers. In general, debt securities purchased by the Fund are included in the Lehman Brothers Aggregate Bond Index, a composite index of all U.S. government and agency and publicly-traded investment-grade corporate debt securities with a maturity of one year or longer (the "Lehman Aggregate Index"). Investment-grade fixed-income securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), and unrated securities and securities rated by other nationally recognized statistical rating services that are of equivalent quality in the opinion of the Adviser. For a description of these ratings, see the Appendix to the Statement of Additional Information. The Adviser selects fixed-income securities for the Fund to match the Lehman Aggregate Index in maturity, quality, sector and coupon characteristics. Typically, the average maturity of fixed-income securities selected by the Adviser is approximately 10 years, although the Fund may invest in longer- or shorter-term securities when, in the opinion of the Adviser, investment opportunities warrant.


         The Fund invests in a wide range of cash and cash equivalents, consisting of short-term securities issued by the U.S. government, its agencies and instrumentalities, bank certificates of deposit and time deposits, bankers' acceptances, commercial paper, high-grade short-term corporate debt obligations and repurchase agreements with respect to these securities.



                                       7




         In order to achieve its investment objective , the Fund may engage in options and futures for hedging and other permissible purposes.


         For a further description of the types of securities in which the PanAgora Asset Allocation Fund may invest and the techniques and strategies employed by the Adviser and related risks, see "Description of Securities and Investment Techniques and Related Risks."

PANAGORA INTERNATIONAL EQUITY FUND

         The PanAgora International Equity Fund's primary investment objective is to maximize total return, consisting primarily of capital appreciation. Current income is a secondary objective. The Fund attempts to achieve its objectives by actively allocating assets among international equity markets based on the Adviser's proprietary asset allocation disciplines. When the Adviser determines that international equity markets are fairly priced relative to each other, the Fund's investments in international equity markets will be generally weighted in accordance with the MSCI-EAFE GDP Index, which is an index consisting of twenty developed equity markets, weighted by their Gross Domestic Products.

         In establishing Guidelines for the PanAgora International Equity Fund, the Adviser utilizes the MSCI-EAFE GDP Index. The Adviser will deviate from the asset allocation weightings of the MSCI-EAFE GDP Index based on its views of the potential investment return to be derived from such deviation.


         The Fund seeks to achieve its investment objectives by investing in equity securities allocated across a broad range of international markets. Equity securities in which the Fund may invest include common stocks of non-U.S. companies and preferred stocks, debt instruments convertible into common stocks and securities having common stock characteristics (such as warrants and rights to purchase common stock) of such companies. The Fund may also invest in sponsored and unsponsored ADRs, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). In allocating assets among equity markets, the Fund places particular emphasis on countries that are considered to have above average potential for long-term economic growth. In general, the Fund's investments are expected to be broadly diversified over a number of countries including, but not limited to: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom and, subject to the limitation that no more than 10% of the Fund's assets taken at cost will be invested in one or more developing countries including, but not limited to: Argentina, Brazil, Chile, Greece, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Portugal, South Africa, Thailand and Turkey. Within countries, equity investments are expected to be broadly diversified to spread risk and to provide representation of the growth potential of the country. Selection of securities is designed to include participation in economic and industrial sectors which are important to the growth of the country. Within countries, the Fund invests primarily in major established companies which are listed and traded on principal exchanges. The Fund may also invest in securities of closed-end investment companies.

         For temporary defensive purposes, the Fund may invest, without limitation, in a wide range of cash and cash equivalents, including short-term securities issued by U.S. and non-U.S. governments, their agencies and instrumentalities and U.S. and non-U.S. bank certificates of deposit and time deposits, bankers' acceptances, commercial paper, high-grade short-term corporate debt obligations and repurchase agreements with respect to these securities.


         In order to manage the currency risks associated with international investing, the Fund engages in certain currency management techniques. These techniques are described in detail in "Description of


                                       8


Securities and Investment Techniques and Related Risks" below. In addition, in order to achieve its investment objectives, the Fund may invest in options and futures for hedging and other permissible purposes.


         For a further description of the types of securities in which the PanAgora International Equity Fund may invest and the techniques and strategies employed by the Adviser and related risks, see "Description of Securities and Investment Techniques and Related Risks".

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
                                AND RELATED RISKS

FIXED-INCOME SECURITIES


         General.  In order to achieve its  investment  objective , the PanAgora
Asset Allocation Fund may invest in a broad range of U.S. fixed-income securities. In periods of declining interest rates, the Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed-income securities may also change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline.


         Securities rated BBB by S&P or Baa by Moody's, or their equivalents, are generally regarded as having an adequate capacity to pay principal and interest; however, such securities may have speculative characteristics and therefore may involve greater risks than higher rated securities.


         U.S. Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future.


         To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction and no income accrues prior to delivery of the securities. The purchase of securities on a when-issued or delayed delivery basis may increase the Fund's overall investment exposure and involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery also involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Finally, such transactions involve some risk to the Fund if the other party should default on its


                                       9


obligations and the Fund is delayed or prevented from recovering the collateral or completing the transaction. The Fund will establish a segregated account with its custodian consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amounts of its when-issued and delayed delivery commitments.


         Mortgage-Backed and Mortgage-Related Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities provide a monthly payment from interest and/or principal payments made with respect to an underlying pool of mortgage loans. CMOs are types of bonds secured by an underlying pool of mortgage pass-through certificates that are structured to direct portions of principal and interest payments on underlying collateral to different series or classes of the obligations. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.


         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by FNMA, the Government National Mortgage Association ("GNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("POs") or interest distributions ("IOs") on mortgage-backed certificates issued by FNMA, GNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities.


         To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities will generally fluctuate in response to market interest rates.


         The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Fund will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.


                                       10


FOREIGN SECURITIES


         The PanAgora International Equity Fund may invest in securities of non-U.S. issuers directly or in the form of sponsored and unsponsored ADRs, EDRs, GDRs or similar securities representing interests in the common stock of foreign issuers if such issues are available that are consistent with a Fund's investment objective. Depository receipts generally evidence an ownership interest in corresponding securities on deposit with a financial institution. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and therefore such information may not be reflected in the market value of the unsponsored ADRs, EDRs and GDRs.

         Investment in securities of foreign issuers may involve greater risks than those associated with U.S. investments. There is generally less publicly available information regarding foreign issuers and foreign issuers are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. The securities markets in many of the foreign countries in which the Fund invests will have substantially less trading volume than the principal U.S. securities markets. As a result, the securities of some foreign issuers may be less liquid and more volatile than comparable U.S. securities. In addition, in some foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency or exchange controls, or confiscatory taxation, as well as political or social instability which could adversely affect U.S. investments in those countries. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and investors in foreign securities incur higher transaction costs than investors in U.S. securities, including higher costs in making securities transactions, as well as foreign government taxes which may reduce the investment return of the Fund. Finally, there is generally less government regulation and supervision of foreign exchanges and brokers.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

         Although the Fund may invest in securities denominated in foreign currencies, it values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce or eliminate the effect of increases and magnify the effect of decreases in the values of the Fund's investments. In addition to favorable and


                                       11



unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or currency blockages. See "Currency Transactions" below.


CASH AND CASH EQUIVALENTS

         Each of the Funds, subject to its investment objective and policies, in addition to the cash equivalents described elsewhere in this Prospectus, invests in the cash equivalents described below. Cash equivalents also include U.S. Government Securities maturing within one year (including repurchase agreements collateralized by such securities). The Funds may also invest in obligations of banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by S&P or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by S&P or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the PanAgora Asset Allocation Fund consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser believes the credit risk with respect to the instrument is minimal.


         Both Funds may invest in securities of other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny rounding method. Expenses imposed by investment companies in which a Fund may invest will be borne indirectly by the shareholders of the Fund.


CURRENCY TRANSACTIONS

           PanAgora International Equity Fund may make use of active currency management from time to time. In addition, positions in foreign currencies may be needed in connection with the taking of active equity positions. To effectively manage the currency fluctuation and related effects that such exposures give rise to, the Fund may in the normal course of taking or altering asset-class and/or market exposures:


         - buy or sell foreign currencies;
         - enter into forward foreign currency exchange contracts;
         - buy or sell options, futures or options on futures relating to foreign currencies;
         - purchase securities indexed to the performance of one or more foreign currencies; and/or
         - use currency management techniques to hedge against adverse movements in exchange rates.

Such management actions as those described above are of a routine nature, are undertaken only within the limits of and in accordance with the investment policies of the Fund, and are, typically, limited in


                                       12


scope and duration. See "Forward Foreign Currency Transactions," "Options" and "Futures and Options on Futures" below.

FORWARD FOREIGN CURRENCY TRANSACTIONS

         As described in "Currency Transactions" above, the PanAgora International Equity Fund may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract. These transactions will require that the Fund segregate cash or liquid securities to the extent the Fund's obligations are not otherwise "covered", by the Fund owning or having the right to acquire or sell the underlying currency.

         When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. The Fund's
ability   to  engage  in   forward   contracts   may  also  be  limited  by  tax
considerations.

         In the alternative, the Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlations between the subject currencies.


OPTIONS

         The Funds may write (sell) covered put and call options on equity securities and enter into related closing transactions. The PanAgora Asset
Allocation Fund may also write (sell) covered put and call options on debt securities. A Fund may realize fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option gives to its purchaser the right to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put


                                       13


options written by a Fund are covered, which means that the Fund will deposit cash or cash equivalents or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.


         The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of portfolio securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

         Closing transactions essentially permit the Funds to offset put options or call options prior to exercise or expiration. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain.

         The Funds may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission (the "Commission") that over-the-counter options are illiquid. Accordingly, each Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities. The PanAgora International Equity Fund may also purchase and sell options traded on recognized foreign exchanges.

         The PanAgora International Equity Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for the same reasons for which they use currency forwards. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will deposit cash or cash equivalents or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


STOCK INDEX OPTIONS

         The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the S&P 500 Composite Stock Index, the NYSE Composite Index, the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

         The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of a Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio being hedged correlate with price movements in the stock index selected. When a Fund writes an option on a stock index, it will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, in a segregated account with the custodian, and will maintain the account while the option is open.


                                       14


FUTURES AND OPTIONS ON FUTURES


         When deemed advisable by the Adviser, the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes (but not for leverage). The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5 percent of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. These transactions will require that a Fund segregate cash or liquid securities to the extent the Fund's obligations are not otherwise "covered", by the Fund owning or having the right to acquire or sell the underlying security or financial instrument.

         The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Losses incurred by hedging transactions and the costs of these transactions will affect a Fund's performance. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit a Fund's ability to engage in index futures and options transactions.

INTEREST RATE SWAPS


         In order to attempt to protect fixed-income investments from interest rate fluctuations, the PanAgora Asset Allocation Fund may engage in interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will enter into interest rate swaps only on a net basis (i.e., the two payment streams will be netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Fund's custodian.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive.


                                       15


MISCELLANEOUS INVESTMENT TECHNIQUES

         Repurchase Agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the seller at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to the Funds if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. The Funds will enter into repurchase agreements with Investors Bank & Trust Company, the custodian of the Funds, or with member banks of the Federal Reserve System having total assets of at least $100 million or dealers on the Federal Reserve Bank of New York's list of reporting dealers.

         Restricted and Illiquid Securities. Neither Fund will invest more than 15% of its net assets in illiquid securities, which include repurchase agreements or fixed time deposits maturing in more than seven days and securities that are not readily marketable, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific security, that such security is liquid. In addition, neither Fund will invest more than 5% of its net assets in securities that are not registered, but are otherwise required to be registered, under the Securities Act of 1933, as amended (the "1933 Act").


         Lending Securities. For the purpose of realizing additional income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 30% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and that Fund is delayed in or prevented from recovering the collateral. Securities loaned by a Fund will remain subject to fluctuations of market value.

         Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Funds will deposit cash or cash equivalents or a combination of both in a segregated account with their custodian equal in value to their obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations on borrowing.
                              ---------------------

         For more information concerning the Funds' investments and the investment techniques employed by the Adviser, see "Additional Information on Fund Investments and Strategies and Related Risks" in the Statement of Additional Information.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT RESTRICTIONS


           The Funds have adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Each Fund's investment objective and those


                                       16


investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. All other investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees of the Trust at any time without the approval of the shareholders.


         Each  Fund's  fundamental  investment   restrictions  with  respect  to
borrowing, investment concentration and lending are as follows:


         1. Neither Fund may borrow money, except from banks, or by entering into reverse repurchase agreements, on a temporary basis for extraordinary or emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value; provided, that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's total assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

         2. Neither Fund may purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be in separate industries and all quasi-governmental and supranational entities are deemed to be in a single industry.

         3. Neither Fund may make loans; provided, that the lending of portfolio securities, the purchase of debt securities and the entry into repurchase agreements pursuant to a Fund's investment objectives and policies shall not be limited by this restriction.

PORTFOLIO TRANSACTIONS

         The Adviser is responsible for making specific decisions to buy and sell securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The PanAgora International Equity Fund generally trades non-U.S. securities in non-U.S. countries, since the best available market for non-U.S. securities is generally on non-U.S. markets. Brokerage commissions in transactions on non-U.S. markets are generally fixed and are often higher than in the U.S. where commissions are negotiated. In the over-the-counter markets, securities (i.e., debt securities) are generally traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

         The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Subject to this requirement and the provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio
Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will review periodically both Funds' portfolio transactions.



                                       17


                             MANAGEMENT OF THE TRUST

         The Board of Trustees of the Trust is responsible for the overall supervision and management of the Trust. The day-to-day operations of the Trust, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

THE ADVISER


         PanAgora, located at 260 Franklin Street, Boston, Massachusetts, acts as investment adviser to the Funds. PanAgora is registered as an investment adviser with the Commission and provides a full range of investment advisory services to its institutional clients throughout the world. Fifty percent of PanAgora's outstanding voting stock is owned by Nippon Life Insurance Company and fifty percent of such stock is owned by Lehman Brothers, Inc. As of May 31, 1996 , PanAgora managed approximately $14 billion in assets for various individual and institutional accounts, including the following registered investment companies: the S&P 100 Plus Portfolio, a portfolio of Principal Preservation Portfolios, Inc.; the Preferred Asset Allocation Fund, a portfolio of the Preferred Group of Mutual Funds; and Trust for TRAK Investments.

         Under its Advisory Agreements with the Trust, the Adviser continually manages each Fund. Its responsibilities include the purchase, retention and disposition of each Fund's portfolio securities and other assets. In addition, the Adviser administers certain of the Trust's business affairs, performs various shareholder servicing functions to the extent these services are not provided by other organizations and monitors and evaluates the performance of the Trust's service providers. For these services, the Trust, on behalf of each Fund, pays the Adviser a monthly fee at the following annual rates of each Fund's average daily net assets:



           FUND                                                   ANNUAL RATE

PanAgora Asset Allocation Fund......................................  0.60%

PanAgora International Equity Fund..................................  0.80%

         The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly assumed by the Adviser under the terms of the Advisory Agreement for each Fund. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees. The Adviser has temporarily agreed, under certain circumstances, to reduce or not impose its management fee and absorb certain expenses of the Funds as described under "Expense Information." In the event that the expenses of a Fund (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits established by certain state securities administrators, the Adviser will reduce its fee payable on behalf of such Fund by the amount of such excess but only to the extent of the Fund's advisory fee. For the fiscal year ended May 31, 1996, the Funds did not exceed any state expense limitations.

         Kristine M. Lino, Portfolio Manager of the Adviser since April, 1990, has been the portfolio manager primarily responsible for the day-to-day management of the PanAgora International Equity


                                       18


Fund since October, 1994. From the commencement of operations of the Fund on June 1, 1993 to October, 1994, Ms. Lino was responsible for the management of the PanAgora Asset Allocation Fund.

         Edgar E. Peters has been Director of Tactical Asset Allocation for the Adviser since 1990. He has been responsible for the day-to-day management of the PanAgora Asset Allocation Fund since its inception on June 1, 1993.

         Peter L. Rathjens has been the Director of Global Investments for the Adviser since May 1996, and oversees the management of the PanAgora International Equity Fund . Prior to that, Mr. Rathjens was the Director of Research for the Adviser. From January 1991 to September 1991, he was an Equity Analyst at Colonial Management, having previously served as an Assistant Professor at Brandeis University.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         The Trust has entered into Administration, Custodian and Transfer Agency and Service Agreements with Investors Bank & Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts 02111.

         Investors Bank generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions. Investors Bank is not involved in the investment decisions made with respect to the Funds.


         Investors Bank also serves as the custodian and transfer agent of the Trust. As the Trust's custodian, Investors Bank has custody of the Funds' assets and maintains certain financial and accounting records. As transfer agent of the Trust, Investors Bank maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. Shareholder inquiries should be addressed to: The PanAgora Institutional Funds at P.O. Box 1537, Boston, Massachusetts 02205-1537.


         As compensation for its services as Administrator, Custodian and Transfer Agent of the Trust, Investors Bank receives a monthly fee at the annual rate of 0.10% of the average daily net assets of each Fund, subject to certain annual minimum fees, plus transaction fees and any applicable shareholder account charges.

DISTRIBUTOR


         Funds Distributor, Inc., ("Funds Distributor") serves as the distributor of shares of the Trust pursuant to a Distribution Agreement with the Trust. Funds Distributor assists in the sale of shares of the Funds upon the terms described herein. The Adviser has agreed to pay to Funds Distributor, as compensation for certain distribution services rendered to the Trust, a monthly fee at the annual rate of 0.03% of the average daily net assets of each Fund, or a minimum annual fee of $15,000, whichever is higher.


                                 ---------------

         Additional   information   regarding  the  services  performed  by  the
Administrator, Custodian, Distributor and Transfer Agent is provided in the Statement of Additional Information.



                                       19



PURCHASE OF SHARES


         Shares of either Fund may be purchased on any Business Day at the net asset value next determined after receipt of the order in proper form by the Transfer Agent. A "Business Day" means any day on which the NYSE is open. There is no sales charge in connection with the purchase of shares. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares. The minimum initial investment is $100,000 and subsequent investments will be accepted only in amounts of $2,500 or greater. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.

         At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet that Fund's investment objectives and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for transferred securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities should consult their tax adviser to determine any tax consequences, including the recognition of gains or losses, associated with such transfer. Securities will not be accepted in exchange for shares of a Fund unless: (i) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; and (ii) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions on resale imposed by the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise. For additional information and restrictions regarding this policy, see "Purchase and Redemption Information" in the Statement of Additional Information.


PURCHASES BY MAIL

         Shares may be purchased initially by completing The PanAgora Institutional Funds Account Application accompanying this Prospectus and mailing it, together with a check payable to the appropriate Fund for each account an investor wishes to open, to:

                        The PanAgora Institutional Funds
                                 P. O. Box 1537
                        Boston, Massachusetts 02205-1537


         Subsequent investments in an existing account in either Fund may be made at any time by sending to the Transfer Agent at the above address a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.



                                       20


PURCHASES BY WIRE


         Shares of either Fund may be purchased by wiring federal funds to the Transfer Agent. Orders for shares purchased by wire must be transmitted by telephone by calling The PanAgora Institutional Funds at 1-800-423-6041.


         Following notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

Investors Bank & Trust Company
Boston, Massachusetts
ABA No. 011001438
For:  The PanAgora Institutional Funds DDA No. 999273824
[Name of Fund]
[Account Registration, including account number]

         All investors making initial investments by wire must promptly complete The PanAgora Institutional Funds Account Application accompanying this Prospectus and forward it to the Transfer Agent. Investors should be aware that some banks may charge wire fees. REDEMPTIONS WILL NOT BE PROCESSED UNTIL THE PANAGORA INSTITUTIONAL FUNDS ACCOUNT APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

RETIREMENT PLANS

         The Funds' investment objectives may make them a suitable investment for part or all of the assets held in various tax-deferred retirement plans, including Individual Retirement Accounts, simplified employee pension plans, 403(b) plans and employer-sponsored retirement plans. Investors desiring further information concerning investment in the Funds by these plans should contact the Transfer Agent.

REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive an annual report containing audited financial statements and a semi-annual report. A printed confirmation for each transaction will be provided by the Transfer Agent. Any dividends and distributions paid by a Fund are also reflected in the monthly statements issued by the Transfer Agent. A year-to-date statement for any account will be provided upon request made to the Transfer Agent. Shareholders with inquiries regarding a Fund may call The PanAgora Institutional Funds at 1-800-423-6041 or write to The PanAgora Institutional Funds at P.O. Box 1537, Boston, Massachusetts 02205-1537.

                              REDEMPTION OF SHARES

HOW TO REDEEM


         Shareholders may redeem shares of a Fund without charge upon request on any Business Day at the net asset value next determined after receipt of the redemption request. Redemption requests may be made by telephoning The PanAgora Institutional Funds at 1-800-423-6041 or by a written request addressed to the Transfer Agent. The letter of instruction must specify the dollar amount to be redeemed, the Fund from which shares are being redeemed, the account number, payment instructions


                                       21


and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on The PanAgora Institutional Funds Account Application. In order to verify the authenticity of telephone redemption requests, the Trust's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide such information, telephone redemption requests will not be processed and the redemption must be completed by mail. As long as the Trust's telephone representatives comply with the procedures described above, neither the Trust nor Investors Bank will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

         Additional documentation may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. A redemption request will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent. The payment of redemption proceeds for shares of a Fund recently purchased by check will be delayed for 15 days or more until the check has cleared.



PAYMENT OF REDEMPTION PROCEEDS

         Redemption proceeds will be wired to the bank account designated on The PanAgora Institutional Funds Account Application, unless payment by check has been requested. For redemption requests received by the Transfer Agent by 4:00 p.m., Eastern time, redemption proceeds ordinarily will be wired the next Business Day.

         After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.


         A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a financial institution which is an acceptable guarantor, as defined under Rule 17AD-15 of the Securities Exchange Act of 1934 as amended; for example, certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, and clearing agencies. If the financial institution participates in the medallion program, it must use the "Medallion Guaranteed" stamp. Notarization is not acceptable.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each Business Day (i.e., Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively). The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares of the Fund.


                                       22


         For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized U.S. or foreign securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day or, if no sale occurs, at the mean between the closing bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the mean between the most recent bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents selected by the Board of Trustees, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less are valued at amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price the Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the Adviser's opinion, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

         A Fund's portfolio securities from time to time may be listed on foreign exchanges which trade on days when the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund intends to pay dividends from its net investment income at least annually and may make distributions from net short-term gains annually. Each Fund also distributes at least annually substantially all of the net long-term capital gains in excess of available net short-term capital losses, if any, for each taxable year. Additional distributions may be made if necessary for a Fund to avoid federal income or excise taxes. Dividends and distributions are made in additional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the
Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Cash dividends will generally be paid one week after the ex-date.

TAXES


         Each Fund is treated as a separate entity for federal income tax purposes and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.


         Dividends paid by a Fund from its net investment income, certain net realized foreign exchange gain, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable as


                                       23


long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of a Fund's dividends attributable to the dividends it receives (if any) from U.S. domestic corporations is generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, subject to the limitations on such deduction applicable under the Code. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to such withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund.


         A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on income (possibly including, in some cases, capital gains) earned on such securities. In any year in which the PanAgora International Equity Fund qualifies, it may make an election that would permit certain of its taxable shareholders to take a credit or a deduction for foreign income taxes paid by such Fund. Each shareholder would then treat as additional income his or her proportionate share of the amount of foreign income taxes paid by such Fund. For some years, the Fund may be unable or may not elect to pass such taxes through to its shareholders, who consequently would not be entitled to tax credits or deductions with respect to such taxes.


         Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though it may represent a return of a portion of the purchase price. Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

         If for any taxable year, a Fund's total distributions exceed its current and, if any, accumulated earnings and profits, the excess distributions generally will be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in its shares (and will reduce a shareholder's adjusted basis in the shares) and thereafter as a gain from a deemed sale of the shares.


         In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding specific questions about Federal, state or local taxes and special rules applicable to certain classes of investors, such as financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST


         The PanAgora Funds was formed as a business trust under the laws of the
Commonwealth  of  Massachusetts  on  January  27,  1993,   commenced  investment
operations  on June 1,  1993,  and a name


                                       24


change was approved by the Board of Trustees of The PanAgora Institutional Funds on July 21, 1995, with an effective date of August 1, 1995. A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. On April 10, 1993, the Trustees authorized the establishment of the PanAgora Asset Allocation Fund, PanAgora Global Fund and PanAgora International Equity Fund, each a separate investment series of the Trust. On July 5, 1996 the assets of the PanAgora Global Fund were liquidated. The Trustees may in the future establish additional series without the need for shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have not authorized the issuance of any classes of shares of the Funds.


         Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. It is contemplated that most shares of the Funds will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are the beneficial owners of the shares.

         When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any advisory agreement relating to such Fund and any change in the investment objective or fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally assist their efforts.


         As of September 3, 1996, the following entities owned 25% or more of the outstanding voting securities of the Funds: PanAgora Asset Allocation Fund:
American Express Trust Company f/b/o American Express Trust Retirement Service Plans (40.7%) ; Information Alliance Pension Plan Trust (38.5%) ; PanAgora International Equity Fund: Bankers Trust TR Premark Retirement Savings Plan (61.55%).


                             PERFORMANCE INFORMATION

         From time to time, performance information, such as total return and yield for a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an


                                       25


investment in a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the net asset value per share on the last day of that period.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss total return as reported by various financial publications. Advertisements may also compare total return as reported by other investments, indices and averages. The following publications, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International - Europe Australia Far East GDP Index; Morgan Stanley Capital International World Index; Salomon Brothers Corporate Bond Index; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Composite Stock Index or its component indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger - Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Services Book, published by Morningstar, Inc.; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Institutional Investor, Money Magazine, The Wall Street Journal, Changing Times, Financial Times and Barron's, which analyze and rate fund performance over various time periods.

         Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of Fund shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of total return.



                                       26




                        THE PANAGORA INSTITUTIONAL FUNDS
                                 P. O. BOX 1537
                        BOSTON, MASSACHUSETTS 02205-1537
                                 1-800-423-6041

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 1, 1996


         The PanAgora Institutional Funds (the "Trust"), is an open-end, management investment company currently consisting of two separate investment series (individually, a "Fund" and together, the "Funds"), both having separate and distinct investment objectives and policies. This Statement of Additional Information provides supplementary information pertaining to the following
Funds:

         *  PanAgora Asset Allocation Fund

         *  PanAgora International Equity Fund


         This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Trust's Prospectus dated October 1, 1996, as amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge from Funds Distributor, Inc., the Trust's Distributor, by calling 1-800-423-6041 or writing to the address above.




                                       1





TABLE OF CONTENTS                                                    PAGE
                                                                     ----


Introduction                                                           3

Additional Information on Fund Investments
and Strategies and Related Risks                                       3

Investment Restrictions                                               15

Trustees and Officers                                                 17

Investment Advisory and Other Services                                21

Portfolio Transactions                                                22


Purchase and Redemption Information                                   24


Net Asset Value                                                       24


Performance Information                                               25


Taxes                                                                 26


General Information About the Trust                                   29


Miscellaneous                                                         30

Appendix                                                              32

         No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. The Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds are not available in certain states. Please call 1-800-423-6041 to determine availability in your state.



                                       2




INTRODUCTION


         The Trust is an open-end, management investment company currently offering shares in the following two separate investment series: PanAgora Asset Allocation Fund, and PanAgora International Equity Fund (each a "Fund", together the "Funds"). Both of the Funds are classified as "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on January 27, 1993 and commenced investment operations on June 1, 1993.


         PanAgora Asset Management, Inc. (the "Adviser") serves as the Funds' investment adviser. Funds Distributor, Inc. (the "Distributor") serves as the Funds' principal underwriter and distributor.

         The information contained in this Statement of Additional Information generally supplements the information contained in the Trust's Prospectus. No investor should invest in a Fund without first reading the Prospectus. Capitalized terms used herein and not otherwise defined have the same meaning ascribed to them in the Prospectus. Appendix A attached hereto contains a description of the securities ratings provided by certain nationally recognized statistical ratings organizations.

ADDITIONAL INFORMATION ON FUND INVESTMENTS
AND STRATEGIES AND RELATED RISKS

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of each Fund.

COMMERCIAL PAPER

         Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. A Fund may invest in short-term debt obligations denominated in U.S. dollars or selected foreign currencies that at the time of investment are rated at least A-2 by Standard & Poor's Corporation ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are issued or guaranteed as to payment of principal and interest by companies having an outstanding unsecured debt issue currently rated A or better by S&P or A or better by Moody's, or if unrated, are, in the opinion of the Adviser, of comparable quality. A Fund also may invest in variable rate master demand notes which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between a Fund and an issuer, and are not normally traded in a secondary market. A Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Variable and Floating Rate Instruments."


BANK OBLIGATIONS

         Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon


                                       3


the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

         U.S. savings and loan associations, the CDs of which may be purchased by the Funds, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

         Non-U.S. bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of non-U.S. and U.S. banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or a non-U.S. bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a non-U.S. bank and held in the United States.

REPURCHASE AGREEMENTS


         Both of the Funds may enter into repurchase agreements as described in the Prospectus.


         For purposes of the 1940 Act and for certain tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

U.S. GOVERNMENT SECURITIES

         The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. government, and by various agencies and instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

         In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include, among


                                       4


others, the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies and instrumentalities in the future.


         Both of the Funds may acquire U.S. Government Securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds, but the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.


MORTGAGE-RELATED AND MORTGAGE-BACKED SECURITIES


         The PanAgora Asset Allocation Fund may invest in mortgage-related and mortgage-backed securities.


         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S.
Treasury to make payments under its guarantee.

         Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal


                                       5


Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after such amount becomes payable.

         COLLATERALIZED MORTGAGE OBLIGATION (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and the income streams on such securities.

         CMOs are usually structured in multiple classes or tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Under a common structure, monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Such investors are partially guarded against earlier than desired returns of principal.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B or C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily buildings or savings and loan associations) to borrow against their loan portfolios.

         A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes or tranches having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payment on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be repaid in advance of its scheduled maturity date.



                                       6


         If collection of principal (including pre-payments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general fund.

         Criteria for the mortgage loans in the pools backing FHLMC CMOs are identical to those for FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS


         The Funds may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which each Fund may engage is entering into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with its agreement to repurchase the security at a specified time and price. Each Fund will maintain a segregated account with the Trust's custodian consisting of cash or cash equivalents equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve the risk that the market value of the securities subject to the reverse repurchase agreement may decline below the repurchase price at which the Fund is required to repurchase such securities.


         The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of a Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

VARIABLE AND FLOATING RATE INSTRUMENTS

         Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed-income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. A Fund will invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. The Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which a Fund is not entitled to exercise its demand rights.


                                       7



         Variable and floating rate instruments held by a Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

"WHEN-ISSUED" PURCHASES AND FORWARD COMMITMENTS (DELAYED DELIVERY)

         These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Adviser, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable gain or loss.


         When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or high-grade debt securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of a Fund's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions. When a Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


         The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

LENDING PORTFOLIO SECURITIES


         Both of the Funds may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of the value of the Fund's total assets. A Fund's loans of securities will be collateralized by cash, cash equivalents or U.S. government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Trust's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.


         By lending portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities


                                       8


may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

PREFERRED STOCK


         As stated in the Prospectus, both of the Funds may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. See "Convertible Securities" below for a description of certain characteristics of convertible preferred stock.


CONVERTIBLE SECURITIES


         As stated in the Prospectus, both of the Funds may purchase convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, as with all fixed-income securities, the issuers of convertible securities may default on their obligations.


WARRANTS


         As stated in the Prospectus, both of the Funds may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on a recognized securities exchange. Warrants acquired by a Fund in units or attached to other securities shall not be included in determining compliance with these percentage limitations. See "Investment Restrictions."



                                       9


AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITORY RECEIPTS


         The PanAgora International Equity Fund may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.


OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES


         Both of the Funds may write covered put and covered call options and purchase put and call options. Such options may relate to particular U.S. or non-U.S. securities or to various U.S. or non-U.S. stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation (the "OCC"). PanAgora International Equity Fund may write and purchase put and call options on non-U.S. currencies (traded on U.S. and non-U.S. exchanges and over-the-counter) to manage exposure to changes in U.S. dollar exchange rates.


         Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, subject to greater fluctuation than an investment in the underlying securities themselves.

         A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the option's expiration date, regardless of the security's market price. A call option for a particular security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at a stated exercise price if the option is exercised at any time prior to the option's expiration, regardless of the underlying security's market price. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to receive a cash payment upon exercise of the option if the market value of the underlying index exceeds the option's exercise price. The amount of this payment will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in U.S. dollars or a foreign currency, times a specified multiple. A put option on a currency gives its holder the right to sell an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration. Conversely, a call option on a currency gives its holder the right to purchase an amount (specified in units of the underlying currency) of the underlying currency at the stated exercise price at any time prior to the option's expiration.

         The Funds will engage in over-the-counter ("OTC") options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer may fail to meet its obligations. There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the OCC, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. OTC options will be deemed illiquid for purposes of a Fund's 15% limitation on investments in illiquid securities.

         A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or high-grade debt securities in such amount as are held in a segregated account by the Trust's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with the Fund's custodian cash or cash equivalents equal to the contract value. A call option on a


                                       10


security or an index is also covered if the Fund holds a call on the same security or index as the call written by the Fund where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with the Fund's custodian. A call option on currency written by a Fund is covered if the Fund owns an equal amount of the underlying currency.

         When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission paid by the Fund) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be marked-to-market on an ongoing basis to reflect the current value of the option purchased or written. The current value of a traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds to the Fund from the exercise will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities, securities indices and currencies. For example, there are significant differences between the securities markets, currency markets and the corresponding options markets that could result in imperfect correlations, causing a given option transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a U.S. or non-U.S. securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND RELATED OPTIONS

         To hedge against changes in interest rates or securities prices and for certain non-hedging purposes, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices and other financial instruments and indices. The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

         FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell a particular financial instrument for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a commodity or financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price.


                                       11



         When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Fund owns or proposes to acquire. The Funds may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

         OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


                                       12


         The Funds may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

         OTHER CONSIDERATIONS. The Funds will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. The Funds' futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities that a Fund intends to purchase. As evidence of this hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions in futures contracts and related options for non-hedging purposes (net of the amount the positions are "in the money") may not exceed 5% of the Fund's net assets. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining their qualification as regulated investment companies for federal income tax purposes. See "Taxes."


         A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures contracts and option transactions. These transactions involve brokerage costs and require margin deposits. To eliminate potential investment leverage, a Fund using futures contracts and options is required to (i) segregate cash or liquid securities with the Trust's custodian in an amount at least equal to the Fund's commitment, or (ii) otherwise "cover" the commitment by owning or having the right to acquire or sell, as applicable, the underlying security or financial instrument in accordance with policies established by the staff of the Securities and Exchange Commission.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a weaker overall performance for a Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.


         In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of a Fund's underlying securities. The risk that the Funds will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



CURRENCY TRANSACTIONS


         In addition to engaging in options and future transactions to offset the effect of fluctuating currency exchange rates as described above, the PanAgora International Equity Fund will exchange currencies in the


                                       13


normal course of managing its investments and may incur costs in so doing because a foreign exchange dealer will charge a fee for conversion. A Fund may exchange currencies on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. A Fund also may enter into forward currency exchange contracts or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

         Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. Dollars for a certain amount of German Deutsche Marks - at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency exchange contracts are (a)
traded in an  interbank  market  conducted  directly  between  currency  traders
(typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund, however, may enter into forward currency exchange contracts containing either or both deposit requirements and commissions. To eliminate potential investment leverage, a Fund using forward currency exchange contracts is required to (i) segregate cash or liquid securities with the Trust's custodian in an amount at least equal to the Fund's commitment, or (ii) otherwise "cover" the commitment by owning or having the right to acquire or sell, as applicable, the underlying currency in accordance with policies established by the staff of the Securities and Exchange Commission.


         Upon maturity of a forward currency exchange contract, a Fund may (a) pay for and receive the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency exchange contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the Fund pays or receives the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to a Fund.


         The Fund, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in the Fund's underlying currency. A Fund could purchase a U.S. Dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. Dollars for its underlying currency at a future date. By matching the amount of U.S. Dollars to be exchanged with the anticipated value of the U.S. Dollar-denominated security, a Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.


         Synthetic investment positions will typically involve U.S. Dollar-denominated securities and, because of the range of highly liquid short-term instruments available in the U.S., may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency exchange rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to tax diversification and other tax requirements.

         There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. Dollar-denominated security is not exactly matched with the Portfolio's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in U.S. Dollars. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.


                                       14


         Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading of currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The CFTC has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Funds, the Adviser would review whether or not it would be appropriate for the Funds to cease trading such contracts. Cessation of trading might adversely affect the performance of the Funds.

YIELDS AND RATINGS


         The yields on certain obligations, including the money market instruments in which both Funds may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and Duff & Phelps Credit Rating Co. and other nationally recognized statistical ratings organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by nationally recognized statistical ratings organizations.


         Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Adviser, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission (the "Commission").


INVESTMENT RESTRICTIONS


         The following investment restrictions may not be changed with respect to either Fund without the approval of "a majority of the outstanding shares" of such Fund (as such term is defined in this Statement of Additional Information under "Miscellaneous"). INVESTMENT RESTRICTIONS THAT INVOLVE A MAXIMUM PERCENTAGE OF SECURITIES OR ASSETS SHALL NOT BE CONSIDERED TO BE VIOLATED UNLESS AN EXCESS OVER THE PERCENTAGE OCCURS IMMEDIATELY AFTER, AND IS CAUSED BY, AN ACQUISITION OR ENCUMBRANCE OF SECURITIES OR ASSETS OF, OR BORROWINGS BY OR ON BEHALF OF, A FUND, WITH THE EXCEPTION OF BORROWINGS PERMITTED BY INVESTMENT RESTRICTION NO. 1.


         Accordingly, the Trust may not, on behalf of a Fund:

         1. Borrow money, except from banks, or by entering into reverse repurchase agreements, on a temporary basis for extraordinary or emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value; provided, that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's total assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

         2. With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements collateralized by such securities.

         3. With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, the Fund would hold more than 10% of the outstanding voting securities of that issuer.


                                       15



         4. Mortgage, pledge or hypothecate its assets except to secure indebtedness permitted by Investment Restriction No. 1 above. For purposes of this restriction, collateral arrangements with respect to options on securities and indices, futures contracts and options on futures contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

         5. Act as underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the "1933 Act").


         6. Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; and all quasi-governmental and supranational entities are deemed to be in a single industry.

         7. Make loans; provided, that the lending of portfolio securities, the purchase of debt securities and the entry into repurchase agreements pursuant to the Fund's investment objectives and policies shall not be limited by this restriction.


         8. Invest in commodities or commodity contracts, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment objectives and policies.

         9. Invest in real estate or interests therein, except that the Fund may
invest  in  readily  marketable  securities,   other  than  limited  partnership
interests, of companies that invest in real estate;

         10. Issue senior securities, except as permitted by Investment Restriction No. 1 above; provided, that for the purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment objectives and policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of Investment Restriction No. 4 above are not deemed to be senior securities.

         In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

         Accordingly, the Trust may not, on behalf of a Fund:

         (a) invest in repurchase agreements maturing in more than seven days and securities which are illiquid, if, as a result thereof, more than 15% of the net assets of the Fund (taken at market value) would be invested in such investments;

         (b) purchase securities on margin or make short sales of securities or maintain a short position, except that (i) this investment limitation shall not apply to the Fund's transactions in futures contracts and related option transactions or the Fund's transactions in securities on a "when-issued" or forward commitment basis and (ii) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

         (c) invest in other companies for the purpose of exercising control or management;


                                       16


         (d) acquire the securities of any other domestic or foreign investment company or investment fund if after any such acquisition the Fund would have invested more than 5% of its total assets in, or own more than 3% of the outstanding voting securities of, such investment company or fund or have more than 10% of its total assets invested in all such investment companies or funds (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company);

         (e) purchase or retain the securities of any company if any officer or Trustee of the Trust or officer or director of the Adviser or the Distributor individually owns more than one-half of 1% of the securities of such company or, collectively, such individuals own more than 5% of the securities of such company;

         (f) invest more than 2% of its assets in warrants, valued at the lower of cost or market, provided that the Fund may invest up to 5% of its total assets, as so valued, in warrants listed on a recognized securities exchange, and provided, further, that warrants acquired in units or attached to securities shall not be included for this purpose;

         (g) write (sell) uncovered calls or uncovered puts or any combination thereof or purchase uncovered calls, puts, straddles, spreads or any combination thereof;

         (h) invest in interests in oil, gas or other mineral exploration or development leases or programs; and

         (i) purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it has succeeded, if such purchase would cause the Fund's investment in such enterprise taken at cost to exceed 5% of the Fund's total assets taken at market value.

         The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of each Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

         "Value" for the purposes of all investment restrictions shall mean the market value used in determining each Fund's net asset value.


TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Trust is set forth below. An asterisk indicates those Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act.



                                       17


                                     Positions                Principal Occupation During
Name, Address and Age                With Trust               Past Five Years
---------------------                ----------               ---------------


Richard A. Crowell, Ph.D.*           Chairman and             Vice Chairman of Adviser since
260 Franklin Street                  President                October 1994; President and
Boston, MA  02110                                             Managing Director of the
Age:  55                                                      Adviser from January 1990 to
                                                              October 1994; Senior Vice
                                                              President, Boston Safe Deposit
                                                              & Trust Company, October
                                                              1984 to February 1993;
                                                              Senior Vice President,
                                                              The Boston Company
                                                              Advisors Inc., December
                                                              1986 to June 1991; and
                                                              Senior Vice President,
                                                              The Boston Company
                                                              Institutional  Investors,
                                                              May 1985 to June 1991.


Susan Smick                          Trustee                  Vice President of Pricing and
6 Kimball Court                                               Estimating and Information
Apartment G12                                                 Systems; Quebecor Printing
Woburn, MA  01801                                             (U.S.) Corporation, since
Age: 36                                                       August 1992; Vice President
                                                              Pricing and Estimating,
                                                              Quebecor Printing (U.S.)
                                                              Corporation, May 1991 to July
                                                              1992; Controller of Quebecor
                                                              Sales, Inc., July 1990 to
                                                              April 1991; Sales Executive,
                                                              Quebecor  Printing,  Inc., June
                                                              1989 to June 1990; Director of
                                                              Financial Analysis,  Quebecor
                                                              Printing, Inc., July 1988 to
                                                              May 1989; and Financial
                                                              Analyst, Quebecor Printing,
                                                              Inc., April 1988 to June 1988.


James R. Vertin                      Trustee                  Principal, Alpine Counselors,
136 Pecora Way                                                an investment consulting firm,
Menlo Park, CA  94028                                         since 1982; and previously,
Age:  70                                                      1952 to 1982, employed by
                                                              Wells Fargo Bank, most
                                                              recently as Chief Investment
                                                              Officer and Manager, Wells
                                                              Fargo Investment Advisors.


Paul J. Jasinski                    Chief Accounting          Managing Director, Investors
Investors Bank & Trust              Officer, Chief            Bank & Trust Company, since
 Company                            Financial                 May 1990; Vice President, Bank
89 South Street                     Officer and               of New England,  July
Boston, MA  02111                   Treasurer                 1985 to May 1990.
Age:  49


                                       18

                                     Positions                Principal Occupation During
Name, Address and Age                With Trust               Past Five Years
---------------------                ----------               ---------------

George M. Boyd                      Secretary                 Director, Mutual Fund Administration -
Investors Bank & Trust                                        Legal and Regulatory, Investors Bank &
 Company                                                      Company since July 1995; Counsel, The
89 South Street                                               Shareholder Services Group, First Data
Boston, MA 02111                                              Corporation March - July 1995; Vice
Age: 51                                                       President and Counsel, 440 Financial
                                                              Group of Worcester, Inc., Allmerica Financial
                                                              January  1992 - March 1995; Vice President,
                                                              Secretary and General Counsel, Carnegie Capital
                                                              Management Company 1986 - January 1992.

Susan C. Mosher                     Assistant                 Director, Investors Bank & Trust Company
Investors Bank & Trust              Secretary                 since 1995; Associate Counsel, 440 Financial
 Company                                                      Group of Worcester, Inc. 1993 - 1995; Associate
89 South Street                                               and Partner Gallagher, Callahan and Gartrell, P.A.,
Boston, MA 02111                                              1987 - 1992.
Age: 41


Timothy F. Osborne                  Assistant                 Account Manager
Investors Bank & Trust              Treasurer                 Reporting and Compliance,
 Company                                                      Investors Bank & Trust
89 South Street                                               Company, since May 1995; and
Boston, MA  02111                                             previously Supervisor, Mutual
Age:  29                                                      Fund Administration and
                                                              Compliance with Mutual Fund
                                                              Services Company from December
                                                              1992 to May 1995; and Senior
                                                              Associate, Coopers & Lybrand
                                                              L.L.P. from June 1989 to
                                                              December 1992.

Joseph P. Barri, Esq.               Assistant                 Partner, the law firm of Hale
Hale and Dorr                       Secretary                 and Dorr and  secretary to the
60 State Street                                               mutual funds in The Pioneer
Boston, MA 02109                                              Family of Funds.
Age:  50


         Ms. Smick and Mr. Vertin are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of independent public accountants, and reviewing with such accountants and the Treasurer of the Fund matters relating to accounting and auditing practices and procedures, accounting records, internal accounting controls and the functions performed by the Trust's custodian, administrator and transfer agent. Mr. Crowell and Ms. Smick are members of the Dividend Committee and Valuation Committee of the Board of Trustees.


         The Trust pays each Trustee who is not affiliated with the Adviser a fee of $5,000 per year, plus $1,000 for each Board meeting attended by a Trustee. The Trustees are also reimbursed for expenses incurred by them in connection with their duties as Trustees. The following table provides information concerning the compensation


                                       19


paid to Trustees during the fiscal year ended May 31, 1996 . The Fund does not provide any pension or retirement benefits to Trustees. In addition, Mr. Crowell, an officer and employee of the Fund, was paid no remuneration during the fiscal year ended May 31, 1996 for his service as a Trustee.

                                                        Total Compensation from
                             Aggregate Compensation     Registrant and Fund
Name of Person, Position       from Registrant          Complex Paid to Trustees
------------------------     ----------------------     ------------------------


Susan Smick, Trustee              $9,000                       $9,000
James R. Vertin, Trustee          $9,000                       $9,000

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund. Each of the following shareholders owned 5% or more of a Fund's shares as of September 3, 1996 :



NAME OF PORTFOLIO                   SHAREHOLDER AND ADDRESS             PERCENTAGE OF SHARES OWNED OF RECORD
-----------------                   -----------------------             ------------------------------------
Asset Allocation Fund               American Express Trust Company                      40.71%*
                                    FBO American Express Trust
                                    Retirement Services Plans
                                    c/o Nancy Jendro N10/996
                                    P.O. Box 534
                                    Minneapolis, MN  55440-0534

                                    Information Alliance Pension                        38.53%*
                                    Plan Trust
                                    Box 3079
                                    Pittsfield, MA  01202


                                    PanAgora Asset Management, Inc.                     12.33%
                                    PanAgora Corporate Account
                                    Attn: Mike Turpin
                                    260 Franklin Street
                                    22nd Floor
                                    Boston, MA  02110


International Equity                Bankers Trust TR                                    61.55%*
Fund                                Premark Retirement Savings Plan
                                    34 Exchange Place
                                    Jersey City, NJ  07302

                                    The Minneapolis Foundation Investment
                                    Partnership                                         21.13%
                                    733  Marquette Avenue
                                    Minneapolis, MN 554790036

                                    Bankers Trust TR                                   10.24%
                                    Tupperware Retirement Services Plan
                                    34 Exchange Place
                                    Jersey City, NJ 07302

* A shareholder who owns greater than 25% of the shares of a Fund is deemed to be a controlling person of such Fund.

                                       20


INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER


         PanAgora Asset Management, Inc. serves as the Trust's investment adviser. The Adviser, the services provided by it pursuant to the advisory agreement with respect to the Funds (the "Advisory Agreement"), and the fees payable by each Fund to the Adviser for such services are described in detail in the Prospectus. As described in the Prospectus, the Adviser manages the investment portfolio of both Funds pursuant to the terms of the Advisory Agreement between the Adviser and the Trust with respect to each Fund. On July 5, 1996, the assets of the PanAgora Global Fund were liquidated. During the fiscal year ended May 31, 1994, the total dollar amounts earned by the Adviser with respect to the advisory services provided to each Fund were as follows:
PanAgora Asset Allocation Fund, $10,719; PanAgora Global Fund, $218,254; and PanAgora International Equity Fund, $110, 440. During the fiscal year ended May 31, 1994, the Adviser waived fees and/or reimbursed expenses as follows:
PanAgora Asset Allocation Fund, $144,044; PanAgora Global Fund, $160,977; and PanAgora International Equity Fund, $186,509. During the fiscal year ended May 31, 1995, the total dollar amounts earned by the Adviser with respect to the advisory  services  provided  to each  Fund  were  as  follows:  PanAgora  Asset
Allocation Fund, $35,173; PanAgora Global Fund, $313,880; and PanAgora International Equity Fund, $120,808. During the fiscal year ended May 31, 1995, the Adviser waived fees and/or reimbursed expenses as follows: PanAgora Asset Allocation Fund, $127,269; PanAgora Global Fund, $185,514; and PanAgora International Equity Fund, $264,572. During the fiscal year ended May 31, 1996, the total dollar amounts earned by the Adviser with respect to the advisory services provided to each Fund were as follows: PanAgora Asset Allocation Fund, $52,084; PanAgora Global Fund, $364,312; and PanAgora International Equity Fund, $160,017. During the fiscal year ended May 31, 1996, the Adviser waived fees and/or reimbursed expenses as follows: PanAgora Asset Allocation Fund, $114,381; PanAgora Global Fund, $133,329; and PanAgora International Equity Fund, $213,870.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or either Fund in connection with the performance of the Adviser's obligations under its agreement with the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


         The Advisory Agreement provides that it will continue in effect only if such continuance is specifically approved annually by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of such parties, or by a vote of a majority of the outstanding shares of the affected Fund. The Advisory Agreement is terminable as to each Fund by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the affected Fund, at any time without penalty on 60 days' written notice to the Adviser. The Adviser may terminate the Advisory Agreement as to one or more Funds at any time without penalty on 60 days' written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment (as such term is defined in the 1940 Act).

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         As described in the Prospectus, Investors Bank & Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts 02111, serves as the Trust's administrator pursuant to an administration agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, Investors Bank has agreed to maintain certain office facilities for the Trust, furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies including the Commission and state securities commissions; and provide accounting and bookkeeping services for the Funds.

         The Administration Agreement provides that Investors Bank shall not be liable under the Administration Agreement except for bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


                                       21

         As described in the Prospectus, Investors Bank also serves as the custodian and the transfer and dividend disbursing agent for the Trust.

         Pursuant to a custodian agreement with the Trust, Investors Bank (i) maintains custody of both Funds' assets, (ii) maintains a separate account in the name of both Funds, (iii) holds and transfers portfolio securities on account of both Funds, (iv) accepts receipts and makes disbursements of money on behalf of both Funds, (v) collects and receives all income and other payments and distributions on account of both Funds' portfolio securities, (vi) computes both Funds' net asset value, net investment income and realized capital gains, if any, and (vii) makes periodic reports to the Trust's Board of Trustees concerning each Fund's operations. Subject to approval by the Trust's Board of Trustees, Investors Bank may contract with one or more foreign or domestic banks or companies to serve as foreign sub-custodian on behalf of the Trust, provided that, with respect to such sub-custodians, Investors Bank remains responsible for the performance of all its duties under the custodian agreement with the Trust.

         Pursuant to a transfer agency agreement with the Trust,  Investors Bank
(i) maintains shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of each Fund.

         For a description of the fees payable by the Funds under the administration, transfer agency and custodian agreements, see "Management of the Trust" in the Prospectus. During the fiscal year ended May 31, 1996, Investors Bank received $479,896 with respect to administrative services provided to the Funds. During the fiscal year ended May 31, 1995, Investors Bank received $322,060 and The Boston Company Advisors, Inc. received $217,321 with respect to administrative services provided to each Fund. During the fiscal year ended May 31, 1994, The Boston Company Advisers, Inc. received $212,866 with respect to administrative services provided to each Fund.



THE DISTRIBUTOR


         The Trust has entered into a distribution agreement (the "Distribution Agreement") pursuant to which Funds Distributor, Inc. (the "Distributor"), 60 State Street, Boston, MA 02109, as agent, serves as principal underwriter for the continuous offering of shares of both Funds. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of both Funds, although it is not obligated to sell any particular amount of shares. No compensation is payable by the Trust to the Distributor for such distribution services; however, the Adviser has agreed to pay to the Distributor a monthly fee at an annual rate of 0.03% of the average daily net assets of each Fund or a minimum annual fee of $15,000, whichever is higher. For the fiscal years ended May 31, 1996, 1995 and 1994, the Distributor received $24,287, $19,741 and
$15,000, respectively, for services as principal underwriter.

         The Distribution Agreement provides that it will continue in effect only if such continuance is specifically approved annually by the Trustees, including a majority of the disinterested Trustees who are not parties to the Distribution Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party. The Distribution Agreement is terminable, as to a Fund, by vote of the Board of Trustees, or by the holders of a majority of the outstanding shares of the Fund, at any time without penalty on 60 days' written notice to the Distributor. The Distributor or Adviser may terminate the Distribution Agreement at any time without penalty on 90 days' written notice to the Trust.


PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Trustees, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. The primary consideration of the Adviser in selecting broker-dealers is best execution at the most favorable price.


                                       22


         OTC issues, including corporate debt securities and securities issued by the U.S. government, its agencies and instrumentalities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to OTC transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

         In the Advisory Agreement, the Adviser agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser, subject to the prior approval of the Trust's Board of Trustees, to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker- dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Management of the Trust does not believe that it is possible to estimate the proportion or amount of the Funds' portfolio transactions directed to broker-dealers solely because such services were provided.

         Supplemental research information utilized by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by each Fund. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

         Portfolio securities will not be purchased from or sold to the Adviser or any affiliated person (as such term is defined in the 1940 Act) of the Adviser except to the extent permitted by an exemptive order issued by the Commission or by applicable law. In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser or any affiliated person (as such term is defined in the 1940 Act) thereof is a member, except pursuant to procedures adopted by the Trust's Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.


         During the fiscal year ended May 31, 1994, PanAgora Asset Allocation Fund and PanAgora International Equity Fund paid


                                       23


         brokerage commissions in the amounts of $1,942 and $90,530, respectively. During the fiscal year ended May 31, 1995, PanAgora Asset Allocation Fund and PanAgora International Equity Fund paid brokerage commissions in the amounts of $7,898 and $119,291, respectively. During the fiscal year ended May 31, 1996, PanAgora Asset Allocation Fund and PanAgora International Equity Fund paid brokerage commissions in the amounts of $7,144 and $31,833, respectively. Due to efforts by the Adviser to reduce transaction expenses, brokerage commissions paid by the PanAgora International Equity Fund decreased in the fiscal year ended May 31, 1996, compared to the year ended May 31, 1995.


PORTFOLIO TURNOVER


         The annual portfolio turnover rate is calculated by dividing the lesser of the dollar amount of annual sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities for the year, excluding securities having a maturity at the date of purchase of one year or less. A high rate of portfolio turnover (i.e. 100% or higher) will result in correspondingly higher transaction costs to a Fund and, in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, its gross gains from the sale of stock, securities and certain other investments held for less than three months must constitute less than 30% of its gross income for its taxable year. The portfolio turnover for the PanAgora Asset Allocation Fund and PanAgora International Equity Fund was 59% and 67%, respectively for the fiscal year ended May 31, 1996. The portfolio turnover for the PanAgora Asset Allocation Fund and PanAgora International Equity Fund was 77% and 218%, respectively for the fiscal year ended May 31, 1995. Due to efforts by the Adviser to reduce transaction costs, the PanAgora International Equity Fund had a lower turnover rate for the fiscal year ended May 31, 1996 than for the year ended May 31, 1995.



PURCHASE AND REDEMPTION INFORMATION

         The Trust will not generally issue shares of the Funds for consideration other than cash. At the Trust's sole discretion, however, it may issue shares of the Funds for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities), provided (i) the securities meet the investment objectives and policies of the relevant Fund;
(ii) the securities are acquired by the relevant Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a recognized exchange or through quotation on the Nasdaq Stock Market. See "Purchase of Shares" in the Prospectus.

         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable portfolio securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in portfolio securities, a shareholder may incur transaction costs in converting the securities into cash.

         Under the 1940 Act, the right to redeem can be suspended and the payment of the redemption price deferred when the New York Stock Exchange (the "NYSE") is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the Commission, during any emergency as determined by the Commission which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

NET ASSET VALUE


         Under the 1940 Act, the Board of Trustees of the Trust is responsible for determining in good faith the fair value of the securities of each Fund. In accordance with procedures adopted by the Board of Trustees, the net asset value per share of each Fund is calculated by determining the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. All securities are valued as of the close of regular trading on the NYSE. The Funds compute their net asset values once daily at the close of such regular trading, which is generally 4:00 p.m. New York time, on each Business Day (as defined in the Prospectus).



                                       24



         For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Stock Market ("NSM") are valued at their last sale price on the principal exchange on which they are traded or NSM (if NSM is the principal market for such securities) on the valuation day or, if no sale occurs, at the mean between the closing bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the mean between the most recent bid and asked price.

         Debt-securities and other fixed-income investments of the Funds are valued at prices supplied by independent pricing agents selected by the Board of Trustees, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by amortized cost, may be higher or lower than the price the Fund would receive if the Fund sold the security.

         Other assets and assets whose market value does not, in the Adviser's opinion, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.



PERFORMANCE INFORMATION


         Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                         T = [(ERV) 1/n - 1]
                                         -------------------
                                                 P
Where:            T        =        average annual total return,

                  ERV      =       ending  redeemable  value  of a  hypothetical
                                   $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P        =        hypothetical initial payment of $1,000; and

                  n        =       period covered by the computation,  expressed
                                   in years.

         Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - 1]
                         -----------
                              P


         The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


         The average annual total return for PanAgora Asset Allocation Fund and PanAgora International Equity Fund was 21.05% and 7.62%, respectively for the one year period ended May 31, 1996 , and 11.98% and 7.59%,


                                       25


respectively, for the life of the Funds through that date. The aggregate total return for PanAgora Asset Allocation Fund and PanAgora International Equity Fund was 21.05% and 7.62%, respectively for the one year period ended May 31, 1996, and 40.41% and 24.55%, respectively, for the life of the Funds through that date.




TAXES

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and intends to qualify for such treatment for each taxable year. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or income from certain other investments including options, futures or forward contracts derived with respect to its business of investing in such stock, securities or foreign currencies (the "90% gross income test"); (b) derive less than 30% of its annual gross income from the sale or other disposition of stock or securities or other investments, including options and futures contracts on stocks, securities or indices and certain foreign currencies or foreign currency options, futures or forward contracts, held less than three months (the "short-short test"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.


         Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the disposition of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations may provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions or instruments that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts (including synthetic positions) for purposes other than hedging currency risk with respect to existing or future portfolio securities may not qualify as "directly-related" under these tests. The federal income tax rules applicable to interest rate swaps and synthetic investments involving currency positions are unclear in certain respects, and PanAgora International Equity Fund may be required to limit its use of these transactions in order to comply with the requirements for qualification as a regulated investment company.

         Each Fund will not be subject to federal income tax on any of its investment company taxable income (generally all of its taxable net income other than the excess of net long-term capital gain over net short-term capital loss) and net capital gain (which equals the excess, if any, of net long-term capital gain over net short-term capital loss) that are distributed to shareholders in accordance with certain timing requirements with respect to any taxable year, provided that the Fund timely distributes at least 90% of its investment company taxable income for such year and qualifies as a regulated investment company. However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to federal income tax at regular corporate rates on the amount retained. Further, in order to avoid a nondeductible 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all ordinary income and the excess of capital gains over


                                       26


capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax. In determining amounts to be distributed, each Fund will take into account capital loss carryforwards, if any, from prior years.


         The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, such Fund will also not be liable for Massachusetts income tax.


         If PanAgora International Equity Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Accordingly, a Fund may limit and/or manage its investments in such passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         A Fund's transactions in options or financial futures contracts will give rise to taxable gain or loss and will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities and/or convert long-term capital gains into short-term capital gains (or short-term capital losses into long-term capital losses). For example, certain listed non-equity options written or purchased by a Fund (including options and futures contracts on securities and securities indices) are required to be "marked to market" (i.e., treated as if closed out) on the last day of each taxable year, and any associated gain or loss is generally required to be treated as 60% long-term and 40% short-term capital gain or loss, with adjustments subsequently made to any gain or loss realized upon an actual disposition of these positions. When the Fund enters into certain hedging positions involving options or futures contracts that substantially diminish its risk of loss with respect to other positions, certain tax "straddle" rules may operate to alter the amount, timing or character of gains or losses realized. The tax provisions described above applicable to options and futures contracts may affect the amount, timing and character of each Fund's distributions to shareholders. The short-short test described above may limit each Fund's ability to use options and futures transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.


         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by PanAgora International Equity Fund and hence of its distributions to shareholders. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If the net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either the omission of one or more dividends or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.


         A Fund's investment in zero coupon securities or other securities bearing original issue discount or, if such Fund elects to include market discount in income currently, market discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income,


                                       27


maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.


         PanAgora International Equity Fund anticipates that it will be subject to foreign withholding or other foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of a taxable year of the Fund consists of stock or securities of foreign corporations, the Fund will qualify to file an election with the Internal Revenue Service for such year pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) its pro rata share of foreign income taxes paid by the Fund even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them, for which they may be entitled to U.S. federal income tax credits or deductions, subject to applicable limitations under the Code. The Fund will consider making such an election if it is eligible to do so and, if it cannot or does not so elect, will be entitled to deduct such taxes in computing its distributable income.


         For federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders. Shareholders receiving a distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Eligible dividends are those received by a Fund from U.S. domestic corporations and distributed to shareholders and properly designated as eligible by the Fund. The entire eligible dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of the Fund.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in nature, and long-term if the shareholder has held the shares for more than one year, otherwise short-term. If, however, a shareholder receives a capital gain dividend with respect to shares and such shares are sold or redeemed when they have a tax holding period of six months or less, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an automatic dividend reinvestment.


         Each Fund will be required to report for federal tax purposes all taxable distributions and proceeds from the redemption or exchange of shares, except in the case of certain shareholders exempt from such reporting requirements. Under the backup withholding provisions of the Code, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number or with certain required certifications or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct or that the investor is an exempt recipient. If the withholding



                                       28


provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.


         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to U.S. federal income tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions.

         This discussion of the tax treatment of a Fund and its shareholders is based on the tax law in effect as of the date of this Statement of Additional Information.

GENERAL INFORMATION ABOUT THE TRUST


         The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Trust's Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more series or classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. On July 21, 1995, the Board of Trustees approved a name change of the Trust from The PanAgora Institutional Funds, effective August 1, 1995.


         In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

         Shareholders of the Trust will vote together in the aggregate and not separately by Fund except as otherwise required by law or when the Trust's Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

         Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of series) may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Trust.

         Shareholder meetings, including meetings held to elect Trustees, will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders' meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees.

         The Trust's Declaration of Trust authorizes the Trust's Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to terminate the Trust or any series or class thereof if it determines that the continuation of the Trust or a series or class thereof is not in the best interest of the Trust or such series or


                                       29


class, or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust or such series or class to conduct its business and operations in an economically viable manner.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust, for the acts or obligations of the Trust or any series thereof, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of a Fund's property of any shareholder of the Fund held personally liable solely by reason of his being or having been a shareholder of the Fund and not because of his acts or omissions or some other reason. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer, employee or agent of the Trust or any series thereof, shall be subject to any personal liability to any person, other than to the Trust or its shareholders, in connection with the Trust property or the affairs of the Trust (subject to the exception set forth below); and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a Trustee. Subject to such exception, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which the Trustee may be threatened by reason of being or having been a Trustee, and that the Trust will indemnify officers of the Trust to the same extent that Trustees are entitled to indemnification.

MISCELLANEOUS

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Commission and tax authorities. The Report of Independent Accountants and financial statements included in the Fund's Annual Report for the fiscal year ended May 31, 1996, filed electronically on July 30, 1996, are incorporated by reference into this Statement of Additional Information. The financial highlights in the Prospectus and the financial statements incorporated by reference into the Prospectus and Statement of Additional Information have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.


COUNSEL

         The law firm of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, serves as counsel to the Trust.

SHAREHOLDER APPROVALS

         As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding shares" of a Fund means the lesser of
(a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.



                                       30



REGISTRATION STATEMENT

         The Trust has filed with the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of the Funds to which this Statement of Additional Information relates. If further information is desired with respect to the Trust, the Funds or such shares, reference is made to the Registration Statement and the exhibits filed as a part thereof.




                                       31



APPENDIX

DESCRIPTION OF BOND RATINGS

         The following summarizes the highest four ratings used by Standard & Poor's Corporation ("S&P") for bonds:

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.







         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

AAA - Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA - Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

BBB - Bonds that are rated BBB have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated P-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated P-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.